                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[x]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               HSBC FUNDS TRUST
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)     Title of each class of securities to which transaction applies:
      2)     Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      4)     Proposed maximum aggregate value of transaction:
      5)     Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
      1)     Amount Previously Paid:
      2)     Form, Schedule or Registration No.:
      3)     Filing Party:
      4)     Date Filed:

                 PRELIMINARY COPIES FOR USE OF THE SECURITIES
                         AND EXCHANGE COMMISSION ONLY

                               HSBC FUNDS TRUST
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 19, 1999

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the HSBC Funds Trust (the "Trust"), and each series of the Trust, the Cash Management Fund, the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund (each a "Fund" and collectively the "Funds") will be held at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Standard Time, on April 19, 1999, for the following purposes:

    1. To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

    2. To approve the existing investment advisory agreement between the Trust and HSBC Asset Management Americas Inc., the investment adviser to the Funds.

    3. To ratify the selection of Ernst & Young LLP as independent accountants for the Trust for the fiscal year ending December 31, 1999.

    4. To approve a change in the investment policies of all of the Funds except the U.S. Treasury Money Market Fund, to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets.

    5. To approve a change in the investment policies of each of the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

    6. To approve a change in the investment policies of all of the Funds to remove the restriction on the Funds investing in restricted securities.

    7. To approve a change in the investment policy of the Cash Management Fund to eliminate the requirement that the fund invest at least 25% of its total assets in bank obligations.

    8. To transact such other business as may properly come before the meeting, or any adjournment thereof.

  The Board of Trustees of the Trust has fixed the close of business on March , 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees

                                          Alaina V. Metz
                                          Assistant Secretary

     , 1999

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 PRELIMINARY COPIES FOR USE OF THE SECURITIES
                         AND EXCHANGE COMMISSION ONLY

                               HSBC FUNDS TRUST
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                                April 19, 1999

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees ("Trustees") of the HSBC Funds Trust (the "Trust") to be voted at a Special Meeting of the Shareholders of the Trust ("Shareholders") to be held on April 19, 1999 at 10:00 a.m. Eastern Standard Time at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to the Shareholders of each series of the Trust, the Cash Management Fund, the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Tax-Free Money Market Fund (each a "Fund" and collectively the "Funds") on or about March 19, 1999.

  At the Meeting, Shareholders of all the Funds will be asked to consider and vote upon the following proposals affecting the management and administration of the Trust:

    1. To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

    2. To approve the existing investment advisory agreement between the Trust and HSBC Asset Management Americas Inc., the investment adviser to the Funds.

    3. To ratify the selection of Ernst & Young LLP as independent accountants for the Trust for the fiscal year ending December 31, 1999.

  Proposals 4 through 7 relate to amending and updating certain fundamental investment policies of certain of the Funds. Pursuant to the Investment Company Act of 1940, as amended, (the "1940 Act") approval of a change to a Fund's fundamental investment policy requires Shareholder approval. The specifics of Proposals 4 through 7 are as follows:

    4. To approve a change in the investment policies of each of the Funds, except the U.S. Treasury Money Market Fund, to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets.

    5. To approve a change in the investment policies of each of the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

    6. To approve a change in the investment policies of all of the Funds to remove the restriction on the Funds investing in restricted securities.

    7. To approve a change in the investment policy of the Cash Management fund to eliminate the requirement that the fund invest at least 25% of its total assets in bank obligations.

    8. To transact such other business as may properly come before the meeting, or any adjournment thereof.

  Proxy solicitations will be made, beginning on or about March 19, 1999, primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of the Funds as well as by BISYS Fund Services ("BISYS"). BISYS acts as the distributor, administrator and transfer agent of the Funds. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Funds.

  The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998, containing audited financial statements, may be obtained, without charge, by calling 1-800-634-2536 or mailing your request to: HSBC Funds Trust, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

Outstanding Shares

  Each Fund has one class of shares. The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund as of the close of business on March 1, 1999.

                                             Outstanding
            Fund                               Shares
            ----                            -------------
       HSBC Funds Trust
       Cash Management Fund                 33,173,570.78
       Government Money Market Fund         62,933,457.19
       U.S. Treasury Money Market Fund      33,826,258.28
       New York Tax-Free Money Market Fund  97,882,605.39

  Each Fund has an unlimited number of shares of beneficial interest (the "Shares"), each Share having a par value of $.001. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional shares.

  The Funds' trustees and officers beneficially own (individually and as a group) less than 1% of the outstanding shares of each Fund as of March 1, 1999.

  The following table shows each party known to the Trust to be the beneficial owner of more than five percent of any class of the Trust's voting securities:

                                                                  Percentage of
 Title of Fund           Name and Address           Total Shares   Fund Owned
 -------------           ----------------           ------------  -------------
Cash Management  BISYS Fund Services Inc.          193,366,909.59    57.01%
Fund             Pittsburgh
                 Marine Midland Sweep Customers
                 3435 Stelzer Road
                 Columbus, OH 43219

Cash Management  Marine Midland Bank                40,734,642.84    12.01%
Fund             1 Marine Midland Ctr., 17th Fl.
                 Buffalo, NY 14240

Government       Chase Manhattan Bank                6,483,677.22    10.30%
Money            1 Chase Manhattan Plaza, 16th Fl.
Market Fund      New York, NY 10017


                                                                 Percentage of
  Title of Fund           Name and Address         Total Shares   Fund Owned
  -------------           ----------------         ------------  -------------
Government Money   BISYS Fund Services Inc.         4,653,686.54     7.39%
Market Fund        Pittsburgh
                   Marine Midland Sweep Customers
                   3435 Stelzer Road
                   Columbus, OH 43219

Government Money   Marine Midland Bank             37,787,768.36    60.04%
Market Fund        1 Marine Midland Ctr., 17th Fl.
                   Buffalo, NY 14240

U.S. Treasury      BISYS Fund Services Inc.         9,977,707.85    29.50%
Money Market Fund  Pittsburgh
                   Marine Midland Sweep Customers
                   3435 Stelzer Road
                   Columbus, OH 43219

U.S. Treasury      Marine Midland Bank              1,917,488.84     5.69%
Money Market Fund  Premier Farnell
                   P.O. Box 1329
                   Buffalo, NY 14240

U.S. Treasury      Marine Midland Bank             11,354,753.93    33.57%
Money Market Fund  1 Marine Midland Ctr., 17th Fl.
                   Buffalo, NY 14240

New York Tax-Free  BISYS Fund Services Inc.        41,531,822.11    42.43%
Money Market Fund  Pittsburgh
                   Marine Midland Sweep Customers
                   3435 Stelzer Road
                   Columbus, OH 43219

New York Tax-Free  Marine Midland Bank             24,299,690.10    24.83%
Money Market Fund  1 Marine Midland Ctr., 17th Fl.
                   Buffalo, NY 14240

Voting

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                           Proposal                                 Affected Funds
                           --------                                 --------------
1. Ratify the election of four existing members and elect four   All Funds
   new members of the Board of Trustees.

2. Approve the existing investment advisory agreement.           All Funds

3. Ratify the selection of independent accountants.              All Funds

4. Change the Funds' investment policies regarding their         All Funds Except
   ability to make loans.                                        U.S. Treasury
                                                                 Money Market Fund

5. Change the Funds' investment policies regarding borrowing     All Funds
   and pledging up to 33 1/3% of their net assets and making
   purchases when borrowing exists.

6. Change the Funds' investment policies regarding their         All Funds
   ability to invest in restricted securities.

7. Change the Fund's investment policy regarding concentration   Cash Management Fund
   in bank obligations.

  The record date for determining Shareholders entitled to vote at the meeting is March , 1999.

  Proposals 1 and 3 require the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote. Proposals 2 and 4 through 7 require a vote of the "majority of the outstanding voting securities," which is defined in the Investment Company Act of 1940 as the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

  The Shareholders of all of the series of the Trust will vote together as a single class on Proposals 1 through 3. All shares of each Fund will vote together as a single class on Proposals 2 and 4 through 7. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

  Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to Proposals 2 and 4 through 7.

  In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the by-laws of the Funds, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting.

PROPOSAL 1. (All Funds)

To ratify the election of four existing members of the Board of Trustees of the Trust and elect four new members to the Board of Trustees of the Trust to serve until their successors are duly elected and qualified.

  The first proposal to be considered at the Meeting is the ratification of four existing members of the Board of Trustees and the election of four new members to the Board of Trustees. Messrs. Frankl, Pfann and Robinson were last approved by a vote of the Shareholders of the Trust on January 22, 1990. Mr. Paumgarten is being presented to Shareholders for their approval for the first time, although he has served on the Board since January 26, 1996. Although not required by the 1940 Act, the Trustees are asking that Shareholders ratify the election of each of the four existing Trustees.

  Messrs. Hass, Loos, Maloney and Meditz were approved by the Board of Trustees on January 26, 1999 and will become Trustees upon Shareholder approval. The Trustees are to be elected to hold office until their successors are duly elected and qualified, whichever occurs first. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. All of the nominees have consented to serve as Trustees of the Trust, if elected.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                            Current Position             Principal Occupation
     Name and Age              With Trust                  For Past 5 Years
     ------------           ----------------             --------------------
Wolfe J. Frankl, Age 78  Trustee since 1988.    Trustee, Excelsior Funds, Inc. and
                                                Excelsior Tax-Exempt Funds, Inc. And
                                                Excelsior Institutional Funds, Inc.;
                                                Director Deutsche Bank Financial,
                                                Inc.; Director, The Harbus
                                                Corporation; Trustee, HSBC Funds
                                                Trust.

Jeffrey J. Hass, Age 37  None                   1996-Present: Associate Professor of
                                                Law, New York Law School; 1995-1996:
                                                Partner, Hass & Hass; 1993-1995:
                                                Associate, Latham & Watkins.

Richard J. Loos, Age 65  Vice Chairman Emeritus Retired since 1996. 1995-1996:
                         since May 5, 1998.     President, Aspen Capital Management;
                                                1972-1994: Managing Director, HSBC
                                                Asset Management Americas, Inc.

Clifton H.W. Maloney,    None                   1981-Present: President, C.H.W.
 Age 61                                         Maloney & Co., Inc.

John C. Meditz, Age 50   None                   1994-Present: Portfolio Manager/Vice
                                                Chairman, Horizon Asset Management;
                                                1978-1994: Portfolio Manager/Vice
                                                President, Bankers Trust Company.

Harald Paumgarten, Age   Chairman of the Board  1997-present: Managing Director,
 60                      of Trustees.           Adirondack Capital; 1991-present:
                         Trustee since 1996.    President, Paumgarten and Company,
                                                1991-1997.

John P. Pfann, Age 69    Trustee since 1982.    1982-1995: Chairman and President, JPP
                                                Equities, Inc.; Trustee, HSBC Funds
                                                Trust.

Robert A. Robinson, Age  Trustee since 1982.    Trustee, Henrietta and E. Frederick H.
 73                                             Bugher Foundation; Trustee, U.S.T.
                                                Master Funds, Inc. and U.S.T. Master
                                                Tax-Exempt Funds, Inc.; Trustee, HSBC
                                                Funds Trust.

  The table on page 17 shows the compensation paid to the Trustees for the fiscal year ended December 31, 1998.

Required Vote and Recommendation

  The election of the nominees to the Board of Trustees of the Trusts requires the affirmative vote of a plurality of all the shares of such Trust present at the Meeting either in person or by proxy. The Shareholders of all of the series of the Trust will vote together as a single class to ratify and elect the Trustees. In the event a Trustee is not approved, the Board will consider alternatives consistent with the 1940 Act. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed above unless the proxy is marked otherwise.

  The Trustees have approved Proposal 1 and recommend that Shareholders vote to approve Proposal 1.

PROPOSAL 2. (All Funds)

To approve the existing investment advisory agreement between the Trust and HSBC Asset Management Americas Inc., the Investment Adviser to the Funds.

  At the Meeting, Shareholders will be asked to approve the existing investment advisory agreement ("Advisory Agreement") between the Trust and HSBC Asset Management Americas Inc. (the "Adviser"). The Adviser has provided investment advisory services to the Trust since the Trust's commencement of operations on October 31, 1985. The Advisory Agreement was initially a two-year agreement and annual continuances have been approved every year since by the Trustees. Although not required to do so by the 1940 Act, the Trustees are requesting that Shareholders approve the Advisory Agreement which was last submitted to Shareholders for approval on January 22, 1990.

Trustees' Evaluation

  At a meeting on January 26, 1999, the Trustees considered information with respect to whether the Advisory Agreement with the Adviser was in the best interests of the Trust and the Shareholders. The Board considered, as they have in the past, the nature and quality of services expected to be provided by the Adviser and information regarding fees, expense ratios and performance. In evaluating the Adviser's ability to provide services to the Trust, the Trustees considered information as to the Adviser's business organization, financial resources and personnel and other matters. Based upon its review, the Trustees unanimously concluded that the Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Trust and the Shareholders, and that the fees provided in the Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of similar nature and quality.

Adviser

  The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank. HSBC Asset Management Americas Inc. is located at 140 Broadway, New York, New York 10005. The Adviser currently manages over $4.3 billion of assets of individuals, pension plans, corporations and institutions.

Advisory Agreement

  The current Advisory Agreement between the Adviser and the Trust was first executed on October 31, 1985. The Advisory Agreement was initially a two-year agreement and annual continuances have been approved by the Board of Trustees of the Trust. As required by the 1940 Act, the Advisory Agreement is terminable without penalty on 60 days written notice by the Board of Trustees or by vote of the majority of shareholders of the Funds. The Advisory Agreement is attached to this Proxy Statement as Exhibit I, and the description of the Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

  The Adviser, in return for its fees, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, manages the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. The Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out their duties under the Advisory Agreement. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Funds hold or contemplate purchasing.

Advisory Fees

  Under the Advisory Agreement, the Adviser earns a monthly fee based upon the average daily value of the net assets of each of the Funds in the Trust during the preceding month, at the following annual rates:

         Portion of average daily value                     Fee
            of net assets of the Fund                       Rate
         ------------------------------                    ------
   Not exceeding $500 million                              0.350%

   In excess of $500 million but not exceeding $1 billion  0.315%

   In excess of $1 billion but not exceeding $1.5 billion  0.280%

   In excess of $1.5 billion                               0.245%

  For the fiscal year ended December 31, 1998, pursuant to the Advisory Agreement, HSBC Asset Management Americas Inc. earned $850,781 from the Cash Management Fund, $103,714 from the U.S. Treasury Money Market Fund, $324,264 from the Government Money Fund and $300,720 from the New York Tax-Free Money Market Fund in investment advisory fees net of voluntary fee waivers of $610,119, $52,242, $261,302 and $246,732 respectively.

Adviser's Principal Executive Officers and Directors

  The name, address and principal occupation of the Adviser's principal executive officer and each director or general partner is set forth below.

       Name           Current Position with Adviser          Principal Occupation
       ----           -----------------------------          --------------------
Paul Guidone         Chairman of the Board

Frederic Lutcher     Director                        Co-President, Co-Chief Executive
                                                     Officer and Managing Director of
                                                     HSBC Asset Management Americas Inc.

Nigel Wood           Director                        Co-President, Co-Chief Executive
                                                     Officer and Treasurer of HSBC Asset
                                                     Management Americas Inc.

Susie Babani         Director

Ed Merkle            Director                        Managing Director--Fixed Income of
                                                     HSBC Asset Management Americas Inc.

Jonathan Reynolds    Director                        Investment Officer of Marine Midland
                                                     Bank

Simon Moules         Director                        Investment Officer of Marine Midland
                                                     Bank

Joseph DeMarco       Managing Director--             Managing Director--US Equity Trading
                     US Equity Trading               of HSBC Asset Management Americas
                                                     Inc.

Stella Yiu           Managing Director--             Managing Director--Head of Global
                     Head of Global Emerging Markets Emerging Markets of HSBC Asset
                                                     Management Americas Inc.

Joseph DiBartolo     Corporate Secretary--           Corporate Secretary--Local
                     Local Compliance Officer        Compliance Officer of HSBC Asset
                                                     Management Americas Inc.

Andrea Shaw Resnick  Vice President                  Vice President, HSBC Asset
                                                     Management Americas Inc.


                       Current Position with
       Name                   Adviser                    Principal Occupation
       ----            ---------------------             --------------------
Thomas D'Auria      Vice President               Vice President, HSBC Asset
                                                 Management Americas Inc.

Thomas Lanza        Vice President               Vice President, HSBC Asset
                                                 Management Americas Inc.

Petra Kettler-Rein  Vice President               Vice President, HSBC Asset
                                                 Management Americas Inc.

  The address for the principal executive officers and directors of the Adviser are set forth below:

      HSBC Asset Management Americas, Inc.
      140 Broadway
      New York, NY 10005

  No officers or directors of the Adviser are also a director, officer, general partner or shareholder of the Trust.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of the Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. In the event the Advisory Agreement is not approved, the Board will consider alternatives consistent with the 1940 Act.

  The Board of Trustees has approved Proposal 2 and recommends that shareholders vote to approve Proposal 2.

PROPOSAL 3. (All Funds)

To ratify the selection of Ernst & Young LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999.

  Ernst & Young LLP has been selected by a unanimous vote of the Board of Trustees, including a majority of the independent trustees, as the independent accountants to audit the accounts of the Trust and each Fund for and during the fiscal year ending December 31, 1999. The ratification of the selection of the accountants is to be voted on at the Meeting.

  Ernst & Young LLP currently serves as independent accountant to the Trust. Ernst & Young LLP has no material direct or indirect financial interest in the Trust or Adviser.

Required Vote and Recommendation

  The ratification of the independent accountants requires the affirmative vote of a plurality of all the shares of such Trust present at the Meeting either in person or by proxy. The Shareholders of all of the series of the Trust will vote together as a single class to ratify the accountants. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the ratification of the accountants unless the proxy is marked otherwise.

  The Board of Trustees has approved Proposal 3 and recommends that shareholders vote to approve Proposal 3.

                  PROPOSALS 4 THROUGH 7: APPROVAL OF CHANGES
                       TO THE FUNDS' INVESTMENT POLICIES

  Proposals 4 through 7 relate to certain changes to the fundamental policies of the Funds. The Board of Trustees approved these changes in order to update the Funds' investment policies to reflect changes in the law and other regulatory developments and provide the Funds with flexibility to adapt to developments in the securities markets. The Board of Trustees has approved each of Proposals 4 through 7. The changes to the Funds' fundamental investment policies will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of the Shareholders, the current policy as applied to the Funds will remain unchanged.

PROPOSAL 4. (Cash Management Fund, Government Money Market Fund, New York Tax-
            Free Money Market Fund)

To approve a change in the investment policies of all of the Funds, except the U.S. Treasury Money Market Fund, to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets.

  At the Meeting, Shareholders of all of the Funds will vote on changing each Fund's investment policy to permit each Fund to make loans, including loans of its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of its total assets. Currently, each Fund in the Trust is permitted to lend its portfolio securities, but not make other loans.

  This Proposal will permit the Funds to make other loans in addition to lending portfolio securities. While currently it is not expected that the Funds will engage in such activity to a significant extent, this change in investment policy will provide the Funds increased flexibility.

  The primary purpose of this Proposal is to provide the Funds more flexibility in their investment strategies and decisions as they strive to meet their investment objectives. This Proposal will bring the Funds' policies in line with the limits allowed by federal and state law, thereby providing the Funds with maximum flexibility. This flexibility may provide more opportunities to enhance the Funds' performance, with the corresponding risks which accompany making loans, including loans of portfolio securities.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

  The Board of Trustees has approved Proposal 4 and recommends that Shareholders vote to approve Proposal 4.

PROPOSAL 5.(All Funds)

To approve a change in the investment policies of each of the Funds to permit each Fund to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings; and (iii) to eliminate any limits on purchasing securities when borrowings exist.

  At the Meeting, the Shareholders of each of the Funds will vote on approving a change in the investment policies of the Funds regarding borrowing.

  Currently each Fund is restricted from borrowing money, except that each Fund may borrow from banks as a temporary measure for emergency purposes or to meet redemptions where such borrowings would not exceed 10% of its net assets taken at market value. This Proposal will permit each Fund to borrow up to 33 1/3% of total assets, and will allow each Fund to borrow for purposes other than for emergency purposes or to meet redemptions.

  Currently each Fund may pledge only 10% of the current value of its total net assets to secure borrowings. This Proposal will permit each Fund to pledge up to 33 1/3% of its total assets to secure borrowings up to 33 1/3% of its total assets.

  Currently each Fund is restricted from purchasing any investments if borrowings exceed 5% of the Fund's net assets. This Proposal will eliminate this restriction and will permit each Fund to purchase investments even when the Fund's borrowings exceed 5% of the Fund's net assets.

  The primary purpose of this Proposal is to update each Fund's limitation on borrowing to provide the Funds with more flexibility. The Proposal allows each Fund to borrow up to the legal limit, whereas the current policy significantly restricts the Fund's borrowing abilities. As amended, the limitation will afford each Fund increased flexibility in making investment decisions, and may enable the Funds to take advantage of changing market conditions. Under positions established by the SEC staff, investment strategies which obligate a Fund to purchase securities at a future date or otherwise require that a Fund segregate assets, may be considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by
Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Fund.

  Borrowing will involve the use of "leverage" when cash made available to a Fund through the borrowing is used to make additional portfolio investments. Use of leverage involves special risks and may involve speculative investment techniques. The Funds will use leverage only when the investment adviser to the Funds believes that the leveraging and the returns available to a Fund from investing the cash will provide shareholders a potentially higher return.

  Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

  The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in a higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

  Changing this policy will provide increased investment flexibility and may provide opportunities to enhance the Fund's performance, with the corresponding risk which accompanies increased borrowing. While changing the investment policy will permit the Fund to borrow up to 33 1/3% of its assets, the investment adviser will exercise care, consistent with the Fund's investment objective and policies, before entering into any borrowing arrangements.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Fund, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

  The Board of Trustees has approved Proposal 5 and recommends that Shareholders vote to approve Proposal 5.

PROPOSAL 6.(All Funds)

To approve a change in the investment policies of all of the Funds to remove the restriction on the Funds investing in restricted securities.

  At the Meeting, the Shareholders of all of the Funds will vote on changing the Funds' investment policy regarding restricted securities.

  The Funds' current investment restrictions prohibit them from investing their assets in securities restricted as to resale under the federal securities laws ("restricted securities"). The proposed amendment would remove this restriction, thereby permitting the Funds to invest in restricted securities.

  The SEC historically took the position that an open-end investment company should limit its investments in restricted securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying redemptions within seven days. However, within the past decade Rule 144A offerings, which are restricted securities, have become more prevalent in the marketplace and are generally accepted as liquid securities. With the advent of Rule 144A offerings and other similar securities, the fact that a security is restricted does not necessarily impair the Fund's ability to determine an accurate valuation or to satisfy redemptions within seven days.

  Fund Management has recommended the proposed change to the Trustees because it believes that the increased flexibility will assist the Funds in achieving their investment objectives. Fund Management believes that the Funds' present restriction is over broad and unnecessarily restrictive. The Funds are constrained by their current investment restriction even when the restricted securities markets provide both readily ascertainable values for restricted securities and the ability to reduce an investment to cash in order to satisfy Fund share redemption orders on a timely basis. The Trustees have adopted policies regarding determining and monitoring the liquidity of restricted securities.

  Although each Fund will no longer have a policy regarding restricted securities if this proposal is approved, the amount of restricted securities each Fund may purchase may in fact be limited by the 1940 Act requirement which prevents any money market fund from investing more than 10% of its assets in illiquid securities. The effect is that while each Fund will be able to invest an unlimited amount of its assets in restricted securities that it determines are liquid, it may only invest up to 10% of its assets in restricted securities or other instruments that are determined to be illiquid.

  Changing this policy will provide increased investment flexibility and may provide opportunities to enhance the Funds' performance, with the corresponding risk which accompanies investing in restricted securities. While changing the investment policy will permit the Fund to invest up to 10% of its assets in restricted securities, the investment adviser will exercise care, consistent with the Fund's investment objective and policies, in all investments in such securities.

  The Trustees recommend that the Funds' fundamental policy regarding restricted securities be removed to permit each Fund to invest more than 10% of its assets in restricted securities.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

  The Board of Trustees has approved Proposal 6 and recommends that Shareholders vote to approve Proposal 6.

PROPOSAL 7.(Cash Management Fund)

To approve a change in the investment policies of the Cash Management Fund to eliminate the requirement that the Fund must invest at least 25% of its total assets in banks.

  Currently, the Cash Management Fund must maintain a minimum of 25% of its total assets in obligations issued by the banking industry. This Proposal would grant the Fund the ability to invest either more or less than 25% of its total assets in domestic bank obligations.

  The banking industry has experienced, and is expected to continue to experience, significant consolidation which further limits the investment opportunities for the Cash Management Fund. The proposed change would permit the Cash Management Fund to maintain a minimum of 25% of its total assets in obligations issued by the domestic banking industry, but would not require it to do so.

  The proposed change to the investment restriction regarding concentration in the banking industry is designed to give the Cash Management Fund the flexibility to concentrate in the domestic banking industry but would not require it to do so.

  The proposed restriction would not change the credit quality parameters governing the Fund's investments but would provide the Adviser with additional flexibility in managing the Fund's investments while maintaining a high quality, diversified portfolio of dollar-denominated securities. Changing this policy will provide increased investment flexibility and may provide opportunities to enhance the Fund's performance, with the corresponding risk which accompanies investing in issuers other than banks. While changing the investment policy will permit the Fund to invest an unlimited amount of its assets in non-bank issuers, the investment adviser will exercise care, consistent with the Fund's investment objective and policies, in all investments in such securities.

  This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

Required Vote and Recommendation

  As provided in the 1940 Act, approval of a change to a Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of a Fund fail to approve this Proposal, the current investment policy will be retained for that Fund.

  The Board of Trustees has approved Proposal 7 and recommends that Shareholders vote to approve Proposal 7.

                            MANAGEMENT OF THE FUNDS

  During the year ended December 31, 1998, the Board of Trustees held 7 meetings. The Trust's Audit Committee held one meeting, the Foreign Custody Committee held one meeting and the Nominating Committee held two meetings. All of the Trustees attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member during the year ended December 31, 1998. Each of the Trustees hold the same position with each of the Funds in the Trust.

  Trustees of the Trust who are not affiliated with the Distributor or the Adviser received from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust. The following table lists the compensation paid to each of the Trustees by the Trust during the year ended December 31, 1998. No executive officer or person affiliated with the Trust received compensation from the Trust for the year ended December 31, 1998 in excess of $60,000.

                                                 Total Compensation
              Trustee                                from Trust
              -------                            ------------------
       Harald Paumgarten, Chairman of the Board       $17,040
       Wolfe J. Frankl, Trustee                       $15,710
       John P. Pfann, Trustee                         $ 9,501
       Robert A. Robinson, Trustee                    $16,362
       Richard J. Loos, Vice Chairman Emeritus*       $12,973

  The Trustees did not and have not accrued pension or retirement benefits from the Funds for their service to the Trust.
--------
* Mr. Loos was elected Vice Chairman Emeritus of the Trust on May 5, 1998. Mr. Loos is not a member of the Board.

  The following table lists the executive officers of the Trust.

                                            Principal Occupations and Other Affiliations
        Name              Position                   During the Past Five Years
        ----              --------          --------------------------------------------
 Walter Grimm       President             Executive Vice President Fund Services Division
                                          of BISYS Fund Services, Inc.--June 1992 to
                                          present

 Eric F. Almquist   Senior Vice President Senior Marketing Strategist--Fund Services
                                          Division of BISYS Fund Services, Inc.--August
                                          1996 to Present; Director of Process
                                          Management, Coopers & Lybrand L.L.P. 1988 to
                                          1994

 Charles Booth      Vice President and    Chief Compliance Officer and Vice President of
                    Assistant Secretary   Fund Administration, Fund Services Division of
                                          BISYS Fund Services, Inc.--1988 to present

 Anthony J. Fischer Vice President        Vice President, Client Services, Fund Services
                                          Division of the BISYS Fund Services, Inc.--1998
                                          to present; SEI--1997-1998

 Paul T. Kane       Assistant Treasurer   Vice President, Fund Services of BISYS Fund
                                          Services, Inc.--December 1997 to present;
                                          Director Shareholder Reporting, Fidelity
                                          Accounting and Custody Services--1995-1997

 Steven R. Howard   Secretary             Partner--Paul, Weiss, Rifkind, Wharton &
                                          Garrison--April 1998 to present; Partner--Baker
                                          & McKenzie--1991-1998

 Alaina V. Metz     Assistant Secretary   Chief Administrator, Administration and
                                          Regulatory Services of BISYS Fund Services,
                                          Inc.--June 1995 to present; Supervisor of
                                          Mutual Fund Legal Department; Alliance Capital
                                          Management--May 1989 to June 1995

  As of the date of this proxy statement, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

  During the fiscal year ended December 31, 1998, no commissions were paid to brokers affiliated with HSBC Americas.

HSBC FUNDS TRUST
CASH MANAGEMENT FUND       PROXY SOLICITED BY THE BOARD OF TRUSTEES
         The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on April 19, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                         PLEASE SIGN, DATE AND RETURN
PROMPTLY
                                              IN THE ENVELOPE PROVIDED


                                         NOTE: Please sign exactly as your name
                                         appears on this Proxy. If joint owners,
                                         EITHER may sign this Proxy. When
                                         signing as attorney, executor,
                                         administrator, trustee, guardian or
                                         corporate officer, please give your
                                         full title.


Date
    ------------------------------

----------------------------------

----------------------------------
                                         Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF      FOR all nominees listed below    WITHHOLD AUTHORITY
       DIRECTORS    (except as marked to the         to vote for all
                     contrary below)  [_]            nominees listed below  [_]


WOLFE J. FRANKL      JEFFREY J. HASS    RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ       HARALD PAUMGARTEN  JOHN P. PFANN      ROBERT A. ROBINSON



    (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young      [_]         [_]          [_]
   LLP as independent accountants for the      APPROVE    DISAPPROVE    ABSTAIN
   Trust for the fiscal year ending
   December 31, 1999.

3. To approve the existing investment            [_]         [_]          [_]
   advisory agreement between the Trust and    APPROVE    DISAPPROVE    ABSTAIN
   HSBC Asset Management Americas Inc., the investment adviser to the Funds.


4. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to permit the Fund     APPROVE    DISAPPROVE    ABSTAIN
   to make loans or lend its portfolio
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.


5. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to permit the Fund     APPROVE    DISAPPROVE    ABSTAIN
   to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings;
   and (iii) to eliminate any limits on
   purchasing securities when borrowings exist.


6. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to remove the          APPROVE    DISAPPROVE    ABSTAIN
   restriction on the Fund investing in
   restricted securities.


7. To approve a change in the investment         [_]         [_]          [_]
   policy of the Fund to eliminate the         APPROVE    DISAPPROVE    ABSTAIN
   requirement that the Fund must invest at least 25% of its total assets in domestic bank obligations.

HSBC FUNDS TRUST
GOVERNMENT MONEY MARKET FUND            PROXY SOLICITED BY THE BOARD OF TRUSTEES
  The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on April 19, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                                           IN THE ENVELOPE PROVIDED


                                    NOTE: Please sign exactly as your name
                                    appears on this Proxy. If joint owners,
                                    EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                    Date
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                         Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF      FOR all nominees listed below       WITHHOLD AUTHORITY
    DIRECTORS        (except as marked to the            to vote for all nominee
                       contrary below)  [_]              listed below  [_]


WOLFE J. FRANKL      JEFFREY J. HASS    RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ       HARALD PAUMGARTEN  JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young      [_]         [_]          [_]
   LLP as independent accountants for the      APPROVE    DISAPPROVE    ABSTAIN
   Trust for the fiscal year ending
   December 31, 1999.


3. To approve the existing investment advisory   [_]         [_]          [_]
   agreement between the Trust and HSBC Asset  APPROVE    DISAPPROVE    ABSTAIN
   Management Americas Inc., the investment adviser to the Funds.


4. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to permit the Fund     APPROVE    DISAPPROVE    ABSTAIN
   to make loans or lend its portfolio
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.


5. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to permit the Fund     APPROVE    DISAPPROVE    ABSTAIN
   to: (i) borrow from banks, for any
   purpose, up to 33 1/3% of the current
   value of its total assets; (ii) pledge
   up to 33 1/3% of its total assets to
   secure such borrowings; and (iii) to
   eliminate any limits on purchasing
   securities when borrowings exist.


6. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to remove the          APPROVE    DISAPPROVE    ABSTAIN
   restriction on the Fund investing in
   restricted securities.

HSBC FUNDS TRUST
U.S. TREASURY MONEY MARKET FUND         PROXY SOLICITED BY THE BOARD OF TRUSTEES
   The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on April 19, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED


                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                     Date
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF      FOR all nominees listed below       WITHHOLD AUTHORITY
    DIRECTORS        (except as marked to the         to vote for all nominees
                        contrary below)  [_]             listed below  [_]


WOLFE J. FRANKL      JEFFREY J. HASS    RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ       HARALD PAUMGARTEN  JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young      [_]         [_]          [_]
   LLP as independent accountants for the      APPROVE    DISAPPROVE    ABSTAIN
   Trust for the fiscal year ending
   December 31, 1999.


3. To approve the existing investment            [_]         [_]          [_]
   advisory agreement between the Trust and    APPROVE    DISAPPROVE    ABSTAIN
   HSBC Asset Management Americas Inc., the investment adviser to the Funds.


4. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to permit the Fund     APPROVE    DISAPPROVE    ABSTAIN
   to: (i) borrow from banks, for any
   purpose, up to 33 1/3% of the current
   value of its total assets; (ii) pledge
   up to 33 1/3% of its total assets to
   secure such borrowings; and (iii) to
   eliminate any limits on purchasing
   securities when borrowings exist.


5. To approve a change in the investment         [_]         [_]          [_]
   policies of the Fund to remove the          APPROVE    DISAPPROVE    ABSTAIN
   restriction on the Fund investing in
   restricted securities.

HSBC FUNDS TRUST
NEW YORK TAX-FREE MONEY MARKET FUND     PROXY SOLICITED BY THE BOARD OF TRUSTEES
   The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the HSBC Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on April 19, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN THE ENVELOPE PROVIDED

                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                     Date
                                         ---------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                       Signature(s), (Title(s), if applicable)

Please indicate your vote by an "X" in the appropriate boxes below.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF      FOR all nominees listed below       WITHHOLD AUTHORITY
    DIRECTORS        (except as marked to the         to vote for all nominees
                        contrary below)  [_]             listed below  [_]



WOLFE J. FRANKL      JEFFREY J. HASS    RICHARD J. LOOS    CLIFTON H. W. MALONEY

JOHN C. MEDITZ       HARALD PAUMGARTEN  JOHN P. PFANN      ROBERT A. ROBINSON


(INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst &             [_]         [_]          [_]
   Young LLP as independent accountants for     APPROVE    DISAPPROVE    ABSTAIN
   Trust for the fiscal year ending
   December 31, 1999.


3. To approve the existing investment             [_]         [_]          [_]
   advisory agreement between the Trust and     APPROVE    DISAPPROVE    ABSTAIN
   HSBC Asset Management Americas Inc., the investment adviser to the Funds.


4. To approve a change in the investment          [_]         [_]          [_]
   policies of the Fund to permit the Fund      APPROVE    DISAPPROVE    ABSTAIN
   to make loans or lend its portfolio
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.


5. To approve a change in the investment          [_]         [_]          [_]
   policies of the Fund to permit the Fund      APPROVE    DISAPPROVE    ABSTAIN
   to: (i) borrow from banks, for any purpose, up to 33 1/3% of the current value of its total assets; (ii) pledge up to 33 1/3% of its total assets to secure such borrowings;
   and (iii) to eliminate any limits on
   purchasing securities when borrowings exist.


6. To approve a change in the investment          [_]         [_]          [_]
   policies of the Fund to remove the           APPROVE    DISAPPROVE    ABSTAIN
   restriction on the Fund investing in
   restricted securities.

                          [PASTE-UP LETTERHEAD HERE]

                                March 19, 1999

Dear Valued Shareholder:

  The enclosed proxy materials relate to a Special Meeting of Shareholders of the HSBC Funds Trust (the "Trust"), and each series of the Trust, the Cash Management Fund, the Government Money Market Fund, the U.S. Treasury Money Market Fund and the New York Money Market Fund (each a "Fund" and collectively the "Funds") to be held on April 19, 1999 at 10:00 a.m., Eastern Standard Time, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Meeting").

  At the Meeting, Shareholders will be asked to ratify the election of four existing trustees and to elect four new trustees to the Board of Trustees of the Trust. Shareholders will also be asked to approve the Trust's existing investment advisory contract, to ratify the selection of the independent accountants to the Trust and to approve changes to certain of the investment policies and restrictions of the Funds. The Trustees are recommending that Shareholders (i) ratify the four trustees and elect the four nominees to the Board of Trustees, (ii) approve the Trust's advisory contract, (iii) ratify the selection of independent accountant and (iv) approve each of the changes to the Funds' investment policies.

  Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, Your vote is needed. Please complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope provided.

  Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          Wally Grimm
                                          President

Shareholders are urged to sign and return the enclosed Proxy in the enclosed envelope so as to be represented at the Meeting.

  Thank you for your cooperation and prompt attention to this matter.